UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): September 10, 2018

Ocean Power Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33417	22-2535818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28 Engelhard Drive Monroe Township, New Jersey	08831
(Address of principal executive offices)	(Zip Code)

(609) 730-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2018, the Board of Directors of Ocean Power Technologies, Inc. (the “Board”) elected Ms. Kristine S. Moore to the Company’s Board of Directors, effective immediately. The Board of Directors also appointed Ms. Moore to serve as Chairman of the Health, Safety and Environment Committee. The Board has determined that Ms. Moore is an independent director under applicable NASDAQ rules.

From December 2015 through April 2018, Ms. Moore served as non-executive director at Achilles Ltd., a global private-equity held company based in London. Prior to Achilles, Ltd. from 2001 to 2015, Ms. Moore was with Royal Dutch Shell (“Shell”), an international energy company. During this time, Ms. Moore held various positions at Shell; during 2015 Ms. Moore was Vice President of Contracting and Procurement; from 2011 to 2014, Vice President of Contracting and Procurement Operations and Group Materials Management; from 2001 to 2007, Vice President of Global Functions Sourcing; and from 2001 to 2007, Ms. Moore held various managerial positions. Prior to Shell, Ms. Moore from 2000 to 2001 served as Vice President of Marketing and Sales for Quaris, Inc. Ms. Moore began her career at International Business Machines where she held various positions. Ms. Moore is a graduate of Rice University with a Bachelor of Science in Civil Engineering.

There are no arrangements or understandings between Ms. Moore and any other person pursuant to which she was selected as a director, and there are no transactions in which Ms. Moore has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing Ms. Moore’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

* 99.1 Press release dated September 11, 2018 announcing Kristine S. Moore’s appointment to the Board of Directors.

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2018
OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby III
George H. Kirby III
President and Chief Executive Officer